    As filed with the Securities and Exchange Commission on December   , 2002
                                                    Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                              PEOPLES BANCORP INC.
             (Exact name of Registrant as specified in its charter)

                                 ---------------

                OHIO                                         31-0987416
    (State or other jurisdiction                          (I.R.S. Employer
  of incorporation or organization)                    Identification Number)

                     138 PUTNAM STREET, MARIETTA, OHIO 45750
                                 (740) 373-3155
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                                 ---------------

                   CHARLES R. HUNSAKER, ESQ., GENERAL COUNSEL
                              PEOPLES BANCORP INC.
                                138 PUTNAM STREET
                              MARIETTA, OHIO 45750
                                 (740) 374-6109
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

     CHARLES S. DEROUSIE, ESQ                         JOHN E. FREECHACK, ESQ.
   ELIZABETH TURRELL FARRAR, ESQ                      SARAH M. BERNSTEIN, ESQ.
VORYS, SATER, SEYMOUR AND PEASE LLP     BARACK FERRAZZANO KIRSCHBAUM PERLMAN & NAGELBERG LLC
        52 EAST GAY STREET                       333 WEST WACKER DRIVE, SUITE 2700
       COLUMBUS, OHIO 43215                           CHICAGO, ILLINOIS 60606
          (614) 464-6400                                   (312) 984-3100

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-101253

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ---------

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                     ---------------------------------------

                         CALCULATION OF REGISTRATION FEE

     Title of Each Class of        Amount to be       Proposed Maximum          Proposed Maximum           Amount of
  Securities to be Registered       Registered    Offering Price Per Share   Aggregate Offering Price   Registration Fee
  ---------------------------       ----------    ------------------------   ------------------------   ----------------
Common shares, without par value      276,000              $24.00                  $6,624,000                 $610

================================================================================

                     ---------------------------------------

This Registration Statement on Form S-3 is being filed with respect to the registration of 276,000 additional common shares, without par value, of Peoples Bancorp Inc., pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier registration statement (Registration No. 333-101253) filed by Peoples Bancorp Inc. with the Securities and Exchange Commission on November 15, 2002, as amended by Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on December 4, 2002, Pre-Effective Amendment No. 2 filed with the Securities and Exchange Commission on December 13, 2002 and Pre-Effective Amendment No. 3 filed with the Securities and Exchange Commission on December 16, 2002, including, in each case, the exhibits thereto, and declared effective by the Securities and Exchange Commission on December 16, 2002, are incorporated into this Registration Statement on Form S-3 by reference.

      The required opinions and consents are listed on the Index of Exhibits attached hereto and filed herewith.

                     ---------------------------------------

                                 CERTIFICATION

      Peoples Bancorp Inc. hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $610 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on December 17, 2002); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank during regular business hours on December 17, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Peoples Bancorp Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, State of Ohio, on December 16, 2002.

                                    PEOPLES BANCORP INC.


                                    By: /s/ Robert E. Evans
                                       ---------------------------------------
                                       ROBERT E. EVANS
                                       President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                   Title                        Date
         ---------                   -----                        ----

 /s/ Robert E. Evans        President and Chief Executive    December 16, 2002
------------------------    Officer and Director
 ROBERT E. EVANS            (Principal Executive Officer)

*  Carl Baker, Jr.          Director                         December 16, 2002
------------------------
 CARL BAKER, JR.

*  George W. Broughton      Director                         December 16, 2002
------------------------
 GEORGE W. BROUGHTON

*  Frank L. Christy         Director                         December 16, 2002
------------------------
 FRANK L. CHRISTY

*  Wilford D. Dimit         Director                         December 16, 2002
------------------------
 WILFORD D. DIMIT

*  Rex E. Maiden            Director                         December 16, 2002
------------------------
 REX E. MAIDEN

*  Robert W. Price          Director                         December 16, 2002
------------------------
 ROBERT W. PRICE

*  Paul T. Theisen          Director                         December 16, 2002
------------------------
 PAUL T. THEISEN

*  Thomas C. Vadakin        Director                         December 16, 2002
------------------------
 THOMAS C. VADAKIN

         Signature                   Title                        Date
         ---------                   -----                        ----

*  Joseph H. Wesel          Chairman of the Board            December 16, 2002
------------------------    and Director
 JOSEPH H. WESEL

*  John W. Conlon           Chief Financial Officer          December 16, 2002
------------------------    and Treasurer (Principal
 JOHN W. CONLON             Accounting Officer)

*  Gary L. Kriechbaum       Controller                       December 16, 2002
------------------------
 GARY L. KRIECHBAUM


* By Robert E. Evans pursuant to Powers of Attorney executed by the directors and executive officers listed above, which Powers of Attorney are filed with the Securities and Exchange Commission.

/s/ Robert E. Evans
---------------------------------------------------------
Name:  Robert E. Evans
Title: President and Chief Executive Officer and Director

                                INDEX OF EXHIBITS

 EXHIBIT
  NUMBER                       DESCRIPTION                          EXHIBIT LOCATION
 -------      -----------------------------------------------       ----------------
    5.1       Opinion of Vorys, Sater, Seymour and Pease LLP.       Filed herewith.

   23.1       Consent of Ernst & Young LLP, independent             Filed herewith.
              accountants.

   23.2       Consent of Vorys, Sater, Seymour and Pease LLP        Filed herewith.
              (included in opinion filed as Exhibit 5.1).